EXHBIT 10.27

                          LA JOLLA COVE INVESTORS, INC.
                          1795 UNION STREET, 3rd FLOOR
                         SAN FRANCISCO, CALIFORNIA 94123
                            TELEPHONE: (415) 409-8703
                            FACSIMILE: (415) 409-8704
                            E-MAIL: LJCI@PACBELL.NET
LA JOLLA                      www.ljcinvestors.com                 SAN FRANCISCO
--------------------------------------------------------------------------------


                                December 12, 2003

Mr. Dean Weber
One Voice Technologies, Inc.
6333 Greenwich Drive, Suite 240
San Diego, CA 92122


Re: Registration Statement Legal and Accounting Fees

Dear Dean:

This letter will set forth our agreement for the payment of the attorneys' and accounting fees necessary for the filing of a registration statement by One Voice Technologies, Inc. ("One Voice") to cover, among other things, the shares of One Voice common stock necessary for the 7 3/4% Convertible Debenture and the warrants issued to La Jolla Cove Investors, Inc. ("LJCI").

Under the Securities Purchase Agreement, LJCI is to advance $150,000 to One Voice upon closing. It is agreed that LJCI will retain $50,000 of the initial advance for the payment of legal and accounting fees for the filing of the Registration Statement for the Conversion Shares and the Warrant Shares. The $50,000 will be paid to the attorneys and accountants once the Registration Statement has been declared effective. At LJCI's sole discretion, some of the $50,000 may be paid to the attorneys and accountants prior to the Registration Statement being declared effective. Any amount remaining after payment of the legal and accounting fees shall be advanced to One Voice.

One Voice agrees that it is responsible for the payment of legal and accounting fees, if any, over and above the $50,000 covered herein.

If this letter correctly reflects our agreement regarding the payment of One Voice's attorneys' and accounting fees for the preparation and filing of the Registration Statement, please acknowledge your agreement by signing below.

Sincerely,



Travis W. Huff
Portfolio Manager


One Voice Technologies, Inc.

By: __________________________

Title: ________________________